UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/11 — 6/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	July 15, 2011 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$158,029.88		$44,773,222.45		$44,931,252.33		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$45,288,111.33
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$46,321,426.55

DISBURSEMENTS
NET PAYROLL	$12,110.62				$12,110.62		$655,957.07
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$32,932.47		$344.75		$33,277.22		$1,044,021.83
SELLING
OTHER (ATTACH LIST)							$46,506.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES							$3,285,037.45
U.S. TRUSTEE QUARTERLY FEES							$41,924.01
COURT COSTS
TOTAL DISBURSEMENTS	$45,043.09		$344.75		$45,387.84		$5,073,446.63

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(45,043.09)		$(344.75)		$(45,387.84)		$41,247,979.92

CASH — END OF MONTH	$112,986.79		$44,772,877.70		$44,885,864.49		$44,885,864.49

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$45,387.84
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$45,387.84

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 6/30/11

Balance per Bank		$120,255.28

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1401	$6,175.82
1402	$1,182.60

Total		$(7,358.42)
Other (List)

Bank service charge on bank not on books		$89.93

Balance per Books		$112,986.79

Account 9472
Account Name PFF Bancorp, Inc. — Tax Refund Holding
Reconciliation As of Date 6/30/11

Balance per Bank		$44,772,522.95

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank service charge on bank not on books		$354.75

Balance per Books		$44,772,877.70

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker, LLP								$1,791,373.60	$24,982.85

JH Cohn								$581,973.90	$5,472.15

Blank Rome								$706,419.20	$22,498.51

Richards Layton & Finger								$148,785.04	$3,532.20

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 8
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	06/01/2011 — 06/30/2011	Statement Beginning Balance	$158,054.60
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	8	Amount of Checks	$32,562.50
Number of Other Debits	28	Amount of Other Debits	$5,236.82
		Statement Ending Balance	$120,255.28
Number of Enclosures	8
		Service Charge	$89.93
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1395	$3,511.58	06/21	7692828571	1399		$4,314.77	06/28	7692030749
1396	$170.75	06/29	9192533134	1400		$206.28	06/29	9192533131
1397	$10,205.57	06/23	1182409817	10065	*	$3,694.07	06/14	8992033032
1398	$7,040.00	06/20	6692434332	10066		$3,419.48	06/29	9192570630
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/02		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 7199345 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	52003738512
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900011
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900012
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900013
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900014
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900015
06/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900016
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900017
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900018
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900019
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900020
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900021
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900022
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900023
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900024
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900025
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900026
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900027
06/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900028
06/03	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900006
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900007
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900008
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900009
06/14		$2,630.37	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 061423A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	64010351330

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 8
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING

06/22	$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 8022350 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	72009421351
06/27	$2,366.70	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 062824A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	75004588101
06/29	$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 8292855 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	79002400398
06/30	$0.93	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/31	$158,054.60	$158,054.60	06/22	$140,989.70	$140,989.70
06/02	$157,932.66	$157,932.66	06/23	$130,784.13	$130,784.13
06/03	$157,915.66	$157,915.66	06/27	$128,417.43	$128,417.43
06/14	$151,591.22	$151,591.22	06/28	$124,102.66	$124,102.66
06/20	$144,551.22	$144,551.22	06/29	$120,256.21	$120,256.21
06/21	$141,039.64	$141,039.64	06/30	$120,255.28	$120,255.28

Account Number 9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 8
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

Customer Service 1-800-342-7722
PFF BANCORP, INC
Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	06/01/2011 — 06/30/2011	Statement Beginning Balance	$44,772,877.70
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	3	Amount of Other Debits	$354.75
		Statement Ending Balance	$44,772,522.95
Number of Enclosures	0
		Service Charge	$354.75
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900074
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900075
05/31		$354.75	FDIC ASSESSMENT
Daily Balances

		Collected			Collected
Date	Ledger Balance	Balance	Date	Ledger Balance	Balance
05/31	$44,772,877.70	$44,772,877.70	06/30	$44,772,522.95	$44,772,522.95
06/03	$44,772,867.70	$44,772,867.70

Account Number 9472
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

Customer Service 1-800-342-7722
PFF BANCORP, INC
Page 2 of 2

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
June 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	06/02/2011	Journal Entry	481			-SPLIT-	-25.22	-25.22
	06/09/2011	Journal Entry	484			-SPLIT-	-10,205.57	-10,230.79
	06/09/2011	Journal Entry	483			-SPLIT-	-170.75	-10,401.54
	06/09/2011	Journal Entry	482			-SPLIT-	-3,511.58	-13,913.12
	06/10/2011	Journal Entry	485			-SPLIT-	-6,374.38	-20,287.50
	06/14/2011	Journal Entry	486			-SPLIT-	-7,040.00	-27,327.50
	06/17/2011	Journal Entry	487			-SPLIT-	-4,314.77	-31,642.27
	06/17/2011	Journal Entry	488			-SPLIT-	-206.28	-31,848.55
	06/18/2011	Journal Entry	489			-SPLIT-	-6,175.82	-38,024.37
	06/22/2011	Journal Entry	490			-SPLIT-	-5,836.48	-43,860.85
	06/28/2011	Journal Entry	492			-SPLIT-	0.36	-43,860.49
	06/28/2011	Journal Entry	491			-SPLIT-	-1,182.60	-45,043.09

Total for B of A Checking							-45,043.09
Money Market — Tax Refund
	06/02/2011	Journal Entry	481			-SPLIT-	-344.75	-344.75

Total for Money Market — Tax Refund							-344.75
Bank Charges
	06/02/2011	Journal Entry	481			-SPLIT-	369.97	369.97

Total for Bank Charges							369.97
Contractor — Talbott
	06/09/2011	Journal Entry	484			-SPLIT-	10,000.00	10,000.00
	06/18/2011	Journal Entry	489			-SPLIT-	6,000.00	16,000.00

Total for Contractor — Talbott							16,000.00
Contractor — Talbott — Expenses
	06/09/2011	Journal Entry	484			-SPLIT-	205.57	205.57
	06/18/2011	Journal Entry	489			-SPLIT-	175.82	381.39

Total for Contractor — Talbott — Expenses							381.39
Kurtzman Carson
	06/09/2011	Journal Entry	482			-SPLIT-	3,511.58	3,511.58
	06/17/2011	Journal Entry	487			-SPLIT-	4,314.77	7,826.35

Total for Kurtzman Carson							7,826.35
Office Expenses
	06/10/2011	Journal Entry	485			-SPLIT-	49.94	49.94
	06/22/2011	Journal Entry	490			-SPLIT-	49.94	99.88
	06/28/2011	Journal Entry	491			-SPLIT-	1,182.60	1,282.48

Total for Office Expenses							1,282.48
Payroll
	06/10/2011	Journal Entry	485			-SPLIT-	2,630.37	2,630.37
	06/10/2011	Journal Entry	485			-SPLIT-	3,694.07	6,324.44
	06/22/2011	Journal Entry	490			-SPLIT-	3,419.84	9,744.28
	06/22/2011	Journal Entry	490			-SPLIT-	2,366.70	12,110.98
	06/28/2011	Journal Entry	492			-SPLIT-	-0.36	12,110.62

Total for Payroll							12,110.62

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Postage
	06/09/2011	Journal Entry	483			-SPLIT-	120.26	120.26
	06/17/2011	Journal Entry	488			-SPLIT-	159.87	280.13

Total for Postage							280.13
Taxes & Licenses
	06/14/2011	Journal Entry	486			-SPLIT-	7,040.00	7,040.00

Total for Taxes & Licenses							7,040.00
Travel
	06/09/2011	Journal Entry	483			-SPLIT-	50.49	50.49
	06/17/2011	Journal Entry	488			-SPLIT-	46.41	96.90

Total for Travel							96.90

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/02/2011

Account	Debit	Credit

Bank Charges	$369.97
B of A Checking		$25.22
Money Market — Tax Refund		$344.75

Totals	$369.97	$369.97
Memo: B of A — May

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/09/2011

Account	Debit	Credit

Contractor — Talbott	$10,000.00
Contractor — Talbott — Expenses	$205.57
B of A Checking		$10,205.57

Totals	$10,205.57	$10,205.57
Memo: 5/22 — 6/4/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/09/2011

Account	Debit	Credit

Travel	$50.49
Postage	$120.26
B of A Checking		$170.75

Totals	$170.75	$170.75
Memo: McCarthy 5/21 — 6/3/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/09/2011

Account	Debit	Credit

Kurtzman Carson	$3,511.58
B of A Checking		$3,511.58

Totals	$3,511.58	$3,511.58
Memo: 4/1 — 4/30/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/10/2011

Account	Debit	Credit

Payroll	$3,694.07
Payroll	$2,630.37
Office Expenses	$49.94
B of A Checking		$6,374.38

Totals	$6,374.38	$6,374.38
Memo: McCarthy 5/21 — 6/3/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/14/2011

Account	Debit	Credit

Taxes & Licenses	$7,040.00
B of A Checking		$7,040.00

Totals	$7,040.00	$7,040.00
Memo: CA FTB Extension Payment

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/17/2011

Account	Debit	Credit

Kurtzman Carson	$4,314.77
B of A Checking		$4,314.77

Totals	$4,314.77	$4,314.77
Memo: May 2011

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/17/2011

Account	Debit	Credit

Postage	$159.87
Travel	$46.41
B of A Checking		$206.28

Totals	$206.28	$206.28
Memo: McCarthy Expenses 6/4 — 6/17/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/18/2011

Account	Debit	Credit

Contractor — Talbott	$6,000.00
Contractor — Talbott — Expenses	$175.82
B of A Checking		$6,175.82

Totals	$6,175.82	$6,175.82
Memo: 6/5 — 6/18/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/22/2011

Account	Debit	Credit

Payroll	$3,419.84
Payroll	$2,366.70
Office Expenses	$49.94
B of A Checking		$5,836.48

Totals	$5,836.48	$5,836.48
Memo: McCarthy 6/4 — 6/17/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/28/2011

Account	Debit	Credit

B of A Checking	$0.36
Payroll		$0.36

Totals	$0.36	$0.36
Memo: Correct JE #490 6/22/11

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/28/2011

Account	Debit	Credit

Office Expenses	$1,182.60
B of A Checking		$1,182.60

Totals	$1,182.60	$1,182.60
Memo: Pure Compliance 8-K 6/28/11

PFF Bancorp, Inc.
Profit & Loss
June 2011

Total
Income
Total Income
Expenses
Bank Charges	369.97
Contractor — Talbott	16,000.00
Contractor — Talbott — Expenses	381.39
Kurtzman Carson	7,826.35
Office Expenses	1,282.48
Payroll	12,110.62
Postage	280.13
Taxes & Licenses	7,040.00
Travel	96.90

Total Expenses	$45,387.84

Net Operating Income	$-45,387.84

Net Income	$-45,387.84

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — June 30, 2011

Total
Income
Interest Income	49,630.00
Refunds-Allowances	17,200.00
Settlement Funds Received	157,912.20
Workers Comp Experience Refund	10,563.00

Total Income	$235,305.20
Expenses
Accrued Expenses	0.00
Bank Charges	2,709.98
Blank Rome — Expenses	22,498.51
Blank Rome — Fees	706,419.20
Commissions & Fees	0.00
Contractor — Talbott	643,493.25
Contractor — Talbott — Expenses	7,635.89
Interest Expense	0.99
JH Cohn — Expenses	5,472.15
JH Cohn — Fees	581,973.90
Kurtzman Carson	238,715.49
Legal & Professional Fees	258,102.77
Office Expenses	58,445.91
Payroll	655,957.07
PHJW Expenses	24,982.85
PHJW Fees	1,791,373.60
Postage	2,926.56
Progressive Reimb	-202,416.95
RLF — Fees	148,785.04
RLF Expenses	3,532.20
Supplies	383.11
Taxes & Licenses	15,653.23
Travel	17,182.57
US Trustee	41,924.01

Total Expenses	$5,025,751.33

Net Operating Income	$-4,790,446.13
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses

Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-142,393,942.74

Net Income	$-147,184,388.87

PFF Bancorp, Inc.
Balance Sheet
As of June 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	112,986.79
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Money Market — Tax Refund	44,772,877.70
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$46,585,864.49
Other Current Assets
Prepaid — Moffett	44,060.00

Total Other Current Assets	$44,060.00

Total Current Assets	$46,629,924.49
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00

Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00
Prepaid OTS Assessment	6,357.00

Total
Progressive — Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$57,649,984.43

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00
Due to FDIC — Taxes	654,985.55
Suspense — NOL Carryback	44,003,715.50

Total Other Current Liabilities	$44,658,701.05

Total Current Liabilities	$44,658,701.05
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-28,733.10
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00

Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,529,326.90

Total Liabilities	$162,188,027.95

Total
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00

APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00

APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00

Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00

Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00

Retained Earnings	-146,678,997.03
Net Income	-583,040.49

Total Equity	$-104,538,043.52

TOTAL LIABILITIES AND EQUITY	$57,649,984.43

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/11 — 6/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/11 — 6/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	July 15, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$94,373.82					$94,373.82		$31,278.00

CASH SALES								$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)	$610.01	[1]				$610.01		$62,569.39
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$610.01					$610.01		$292,389.83

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$550.73					$550.73		$67,785.48
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$4,875.00
COURT COSTS
TOTAL DISBURSEMENTS	$550.73					$550.73		$229,234.73

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$59.28					$59.28		$63,155.10

CASH — END OF MONTH	$94,433.10					$94,433.10		$94,433.10

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$550.73
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$550.73

[1] California Financial Partners	May 2011	$610.01

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 6/30/11

Balance per Bank		$94,387.37

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank charge on bank not on books		$45.73

Balance per Books		$94,433.10

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E# 2
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	06/01/2011 — 06/30/2011	Statement Beginning Balance	$94,448.09
Number of Deposits/Credits	1	Amount of Deposits/Credits	$610.01
Number of Checks	2	Amount of Checks	$625.00
Number of Other Debits	4	Amount of Other Debits	$45.73
		Statement Ending Balance	$94,387.37
Number of Enclosures	2
		Service Charge	$45.73
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/16		$610.01	CA BANKING CENTER DEPOSIT	299706560441490
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1141	$78.00	06/15	7092302798	1142	$550.00	06/29	6792916948
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900010
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900011
06/29		$35.00	SUPPLY ORDER FEE	09820000357
06/30		$0.73	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/31	$94,448.09	$94,448.09	06/21	$94,973.10	$94,936.50
06/03	$94,438.09	$94,438.09	06/22	$94,973.10	$94,973.10
06/15	$94,363,09	$94,363.09	06/29	$94,388.10	$94,388.10
06/16	$94,973.10	$94,363.09	06/30	$94,387.37	$94,387.37

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 2
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
June 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	06/02/2011	Journal Entry	269			-SPLIT-	-0.73	-0.73
	06/15/2011	Journal Entry	270			-SPLIT-	610.01	609.28
	06/22/2011	Journal Entry	271			-SPLIT-	-550.00	59.28

Total for B of A Checking							59.28
CA Financial Ptnr Income
	06/15/2011	Journal Entry	270			-SPLIT-	610.01	610.01

Total for CA Financial Ptnr Income							610.01
Bank Charges
	06/02/2011	Journal Entry	269			-SPLIT-	0.73	0.73

Total for Bank Charges							0.73
Reliable Self Storage
	06/22/2011	Journal Entry	271			-SPLIT-	550.00	550.00

Total for Reliable Self Storage							550.00

Journal Entry
Adjusting Journal Entry: BETA
Date: 06/02/2011

Account	Debit	Credit

Bank Charges	$0.73
B of A Checking		$0.73

Totals	$0.73	$0.73
Memo: B of A — May

Journal Entry
Adjusting Journal Entry: BETA
Date: 06/15/2011

Account	Debit	Credit

B of A Checking	$610.01
CA Financial Ptnr Income		$610.01

Totals	$610.01	$610.01
Memo: May 2011 (27 of 48)

Journal Entry
Adjusting Journal Entry: BETA
Date: 06/22/2011

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: July 2011

Glencrest Investment Advisors, Inc.
Profit & Loss
June 2011

Total
Income
CA Financial Ptnr Income	610.01

Total Income	$610.01
Expenses
Bank Charges	0.73
Reliable Self Storage	550.00

Total Expenses	$550.73

Net Operating Income	$59.28

Net Income	$59.28

Glencrest Investment Advisors, Inc.
Profit & Loss
December 8, 2008 — June 30 2011

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	14,198.54
Fees Billed	3,723.54
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$107,427.21
Expenses
Bank Charges	465.02
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,959.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	13,737.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	4,875.00
Utilities	2,500.98
Utilities — Gas Co	939.56
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$224,726.18

Net Operating Income	$-117,298.97
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-104,933.20

Glencrest Investment Advisors, Inc.
Balance Sheet
As of June 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	94,433.10
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$94,433.10

Total Current Assets	$94,433.10
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$726,205.10
LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	4,255.98
Net Income	-501.88

Total Equity	$667,367.10

TOTAL LIABILITIES AND EQUITY	$726,205.10

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/11 — 6/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/11 — 6/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	July 15, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING TO
	BANK ACCOUNTS				CURRENT MONTH		DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$90,892.62				$90,892.62		$44,046.24

RECEIPTS
CASH SALES							$50,058.61
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$50,365.83

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.70				$0.70		$270.15
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,250.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.70				$0.70		$3,520.15

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(0.70)				$(0.70)		$46,845.68

CASH — END OF MONTH	$90,891.92				$90,891.92		$90,891.92

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.70
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.70

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 6/30/11

Balance per Bank		$90,881.22

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank service charge on bank not on books		$10.70

Balance per Books		$90,891.92

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	06/01/2011 — 06/30//2011	Statement Beginning Balance	$90,891.92
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	3	Amount of Other Debits	$10.70
		Statement Ending Balance	$90,881.22
Number of Enclosures	0
		Service Charge	$10.70
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900004
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900005
06/30		$0.70	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/31	$90,891.92	$90,891.92	06/30	$90,881.22	$90,881.22
06/03	$90,881.92	$90,881.92

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

GLENCREST INSURANCE SERVICES, INC.	Customer Service 1-800-342-7722
Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
June 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	06/02/2011	Journal Entry	109			-SPLIT-	-0.70	-0.70

Total for B of A Checking							-0.70
Bank Charges
	06/02/2011	Journal Entry	109			-SPLIT-	0.70	0.70

Total for Bank Charges							0.70

Journal Entry
Adjusting Journal Entry: BETA
Date: 06/02/2011

Account	Debit	Credit

Bank Charges	$0.70
B of A Checking		$0.70

Totals	$0.70	$0.70
Memo: B of A — May

Glencrest Insurance Services, Inc.
Profit & Loss
June 2011

Total
Income
Total Income
Expenses
Bank Charges	0.70

Total Expenses	$0.70

Net Operating Income	$-0.70

Net Income	$-0.70

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — June 30, 2011

Total
Income
Fees Billed	50,058.61

Total Income	$50,058.61
Expenses
Bank Charges	270.15
Taxes & Licenses	0.00
US Trustee	3,250.00

Total Expenses	$3,520.15

Net Operating Income	$46,538.46
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$46,845.68

Glencrest Insurance Services, Inc.
Balance Sheet
As of June 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	90,891.92
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$90,891.92

Total Current Assets	$90,891.92
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,286.92

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	46,960.14
Net Income	-114.46

Total Equity	$107,414.92

TOTAL LIABILITIES AND EQUITY	$143,286.92

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/11 — 6/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/11 — 6/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	July 15, 2011 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,758,304.98				$1,758,304.98		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$350,000.00
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$577,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$13.54				$13.54		$1,573.45
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,250.00
COURT COSTS
TOTAL DISBURSEMENTS	$13.54				$13.54		$4,922.79

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(13.54)				$(13.54)		$572,256.44

CASH — END OF MONTH	$1,758,291.44				$1,758,291.44		$1,758,291.44

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$13.54
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$13.54

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 6/30/11

Balance per Bank		$1,758,267.90

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)
Bank service charge on bank not on books		$23.54

Balance per Books		$1,758,291.44

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	06/01/2011 — 06/30/2011	Statement Beginning Balance	$1,758,291.44
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	3	Amount of Other Debits	$23.54
		Statement Ending Balance	$1,758,267.90
Number of Enclosures	0
		Service Charge	$23.54
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03	1	$5.00	STATEMENT ACTIVITY PRINT	09939900012
06/03	1	5.00	STATEMENT ACTIVITY PRINT	09939900013
06/30		$13.54	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/31	$1,758,291.44	$1,758,291.44	06/30	$1,758,267.90	$1,758,267.90
06/03	$1,758,281.44	$1,758,281.44

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
June 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	06/02/2011	Journal Entry	51			-SPLIT-	-13.54	-13.54

Total for B of A Checking							-13.54
Bank Charges
	06/02/2011	Journal Entry	51			-SPLIT-	13.54	13.54

Total for Bank Charges							13.54

Journal Entry	Adjusting Journal Entry: BETA
Date: 06/02/2011

Account	Debit	Credit

Bank Charges	$13.54
B of A Checking		$13.54

Totals	$13.54	$13.54

Memo: B of A — May

Diversified Builder Services, Inc.
Profit & Loss
June 2011

Total
Income
Total Income
Expenses
Bank Charges	13.54

Total Expenses	$13.54

Net Operating Income	$-13.54

Net Income	$-13.54

Diversified Builder Services, Inc.
Profit & Loss
December 8, 2008 — June 30, 2011

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	573.45
Taxes & Licenses	0.00
U S Trustee	3,250.00

Total Expenses	$4,823.45

Net Operating Income	$222,355.78
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$222,256.44

Diversified Builder Services, Inc.
Balance Sheet
As of June 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,758,291.44
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,758,291.44

Total Current Assets	$1,758,291.44
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	4,300,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-2,579,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,437,274.00

TOTAL ASSETS	$-1,678,982.56

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00

APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	223,036.84
Net Income	-780.40

Total Equity	$-16,616,195.56

TOTAL LIABILITIES AND EQUITY	$-1,678,982.56

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/11 — 6/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
      Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$4,300,000.00
- Amounts charged off during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$4,300,000.00
Accounts Receivable Aging
0 - 30 days old
31 -60 days old
61 - 90 days old
91+ days old	$4,300,000.00
Total Accounts Receivable	$4,300,000.00
Amount considered uncollectible (Bad Debt)	$2,579,081.00
Accounts Receivable (Net)	$1,720,911.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/11 — 6/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	July 15, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$22,311.89				$22,311.89		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.17				$0.17		$163.32
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,250.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.17				$0.17		$3,413.32

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(0.17)				$(0.17)		$(3,413.32)

CASH — END OF MONTH	$22,311.72				$22,311.72		$22,311.72

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.17
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.17

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 6/30/11

Balance per Bank		$22,311.55

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Bank service charge on bank not on books		$0.17

Balance per Books		$22,311.72

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/11 — 6/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 05/31/2011
BANK OF AMERICA, N.A.	This Statement: 06/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	06/01/2011 — 06/30/2011	Statement Beginning Balance	$22,311.72
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$0.17
		Statement Ending Balance	$22,311.55
Number of Enclosures	0
		Service Charge	$0.17
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/30		$0.17	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/31	$22,311.72	$22,311.72	06/30	$22,311.55	$22,311.55

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 05/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2011

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
June 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	06/02/2011	Journal Entry	46			-SPLIT-	-0.17	-0.17

Total for B of A Checking							-0.17
Bank Charges
	06/02/2011	Journal Entry	46			-SPLIT-	0.17	0.17

Total for Bank Charges							0.17

Journal Entry	Adjusting Journal Entry: BETA

Date: 06/02/2011

Account	Debit	Credit

Bank Charges	$0.17
B of A Checking		$0.17

Totals	$0.17	$0.17
Memo: B of A — May

PFF Real Estate Services, Inc.
Profit & Loss
June 2011

Total
Income
Total Income
Expenses
Bank Charges	0.17

Total Expenses	$0.17

Net Operating Income	$-0.17

Net Income	$-0.17

PFF Real Estate Services, Inc.
Profit & Loss
December 8, 2008 — June 30, 2011

Total
Income
Total Income
Expenses
Bank Charges	163.32
U S Trustee	3,250.00

Total Expenses	$3,413.32

Net Operating Income	$-3,413.32
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-3,413.28

PFF Real Estate Services, Inc.
Balance Sheet
As of June 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	22,311.72
PFF Checking	0.00

Total Bank Accounts	$22,311.72

Total Current Assets	$22,311.72

TOTAL ASSETS	$22,311.72

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-2,744.06
Net Income	-669.22

Total Equity	$22,311.72

TOTAL LIABILITIES AND EQUITY	$22,311.72

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/11 — 6/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
     Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X